SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549
                             -----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 Date of Report:
                                 April 11, 2000


                                  Designs, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)





             Delaware                 0-15898                     04-2623104
     ---------------------------    ----------              ------------------
(State or other jurisdiction       (Commission              (IRS Employer)
      of incorporation)             File Number)            Identification No.)





                         66 B Street, Needham, MA 02494
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               Address of principal executive offices) (Zip Code)



                                  781-444-7222
                                  -------------
                         (Registrant's telephone number,
                              including area code)

Item 6.      Resignation of Director

On April 10, 2000, the Company announced that James Mitarotonda resigned on April 4, 2000 as a Director of the Company's Board of Directors.

There were no disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. Mitarotonda's letter of resignation is attached to this Form 8K as exhibit 17.

In addition, on April 10, 2000, the Company announced the election by Unanimous Consent of Seymour Holtzman to the Board of Directors to fill the vacancy created by the resignation of James Mitarotonda.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

         - Exhibit 17  Letter of Resignation

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           DESIGNS, INC.



Dated:  April 11, 2000                         by: /s/John J. Schultz
                                                   -------------------
                                                   John J. Schultz, President,
                                                   Chief Executive Officer, and
                                                   Director